                                                                EXHIBIT 10.612


                               AMENDED AND RESTATED
                                 PROMISSORY NOTE
                   (AS AMENDED AND RESTATED AS OF AUGUST 7, 1998)


$1,000,000                                                        JUNE, 21, 1998
                                                          EMERYVILLE, CALIFORNIA


     The PROMISSORY NOTE dated June 21, 1998 in the principal sum of ONE MILLION DOLLARS AND NO/100THS CENTS ($1,000,000), and executed by SEAN P. LANCE, as Borrower, in favor of CHIRON CORPORATION, a Delaware corporation or order, as Lender, is HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ, AS
FOLLOWS:

        FOR VALUE RECEIVED, the undersigned, SEAN P. LANCE (hereinafter called the "Borrower"), hereby promises to pay CHIRON CORPORATION, a Delaware corporation or order ("Lender"), the principal sum of ONE MILLION DOLLARS AND NO/100THS CENTS ($1,000,000), in lawful money of the United States of America, with interest equal to zero percent (0%) per annum to purchase that certain improved real property located at 2580 Greenwich Street, San Francisco, San Francisco County, California (the "Property") constituting Borrower's principal residence in California (the "Loan").

   1. All payments of principal and any other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall be made to the account of Lender at its principal office located at 4560 Horton Street, Emeryville, California 94608, or to such other place as Lender may from time to time designate by written notice to Borrower. All payments shall be in lawful money of the United States of America.

   2. The principal amount of One Million Dollars ($1,000,000) hereunder shall be used by Borrower to purchase the Property and shall become due and payable on the earlier to occur of the following: (i) June 22, 2008, which is ten years from the date hereof (the "Maturity Date"), or (ii) such earlier date as described in Paragraph 4 below (the "Repayment Date").

   3. Borrower shall make annual payments of principal in the amount of $47,293.20 to reduce the outstanding principal balance hereunder over a ten-year term, commencing on June 22, 1999, and on or before each successive June 22 thereafter, through and including the Maturity Date, with the outstanding principal balance due in full on the Repayment Date, in accordance with the schedule of payments listed on SCHEDULE 1 attached hereto and incorporated herein by this reference.

   4. Notwithstanding the foregoing provisions, in the event that Chiron Corporation or an affiliate thereof terminates Borrower's services, or Borrower voluntarily leaves Chiron Corporation or an affiliate thereof, prior to the Maturity Date of the Loan, the outstanding principal balance of the Loan owing through the Repayment Date shall become immediately due and payable and be repaid by Borrower within a reasonable period not to exceed 90 days from the date of Borrower's leaving the full-time employ of Chiron Corporation or an affiliate thereof.

   5. Borrower and Lender agree that the indebtedness evidenced by this Note shall be Borrower's sole and personal liability, and shall be secured by a Deed of Trust executed by Borrower in favor of Lender and recorded against the Property. Borrower agrees to use his best efforts to enable Lender to record its Deed of Trust in favor of Lender for the total amount of this Loan simultaneously with Borrower's close of escrow on the purchase of the Property. Borrower reasonably expects to, and will, itemize deductions on his income tax return reflecting the annual repayments of principal hereunder for the duration of the Loan.

   6. Nothing herein shall be deemed to create any obligation of continued employment on the part of the Borrower or Chiron Corporation.

   7. Borrower and Lender agree that upon recordation of the Lender's Deed of Trust covering the Property in substantially the form attached hereto as EXHIBIT A, the obligations of Borrower under this Note shall become subject to the terms of that Deed of Trust which contains the following provision:
"In the event the herein described property or any part thereof, or any interest therein is sold, agreed to be sold, conveyed or alienated by the Trustor (Borrower), or by the operation of law or otherwise, all obligations secured by this instrument, irrespective of the maturity dates expressed therein, at the option of the holder hereof and without demand or notice shall immediately become due and payable."

   8. In the event that Borrower intends to, sell, agree to sell, transfer or convey his interest in the Property or any part thereof or any interest therein, Lender and Borrower agree that they shall execute in writing an agreement as to a substitution of security for the indebtedness covered hereunder, or Lender will repay this Note in full.

   9. Should the indebtedness evidenced by this Note be collected by action at law, or in bankruptcy, receivership or other court proceeding, or should this Note be placed in the hands of attorneys for collection after default, Borrower agrees to pay, upon demand of Lender, in addition to principal and interest, and other sums, if any, due and payable hereunder, court costs and reasonable attorneys' fees and other reasonable collection charges, whether suit be brought or not, unless prohibited by law. Borrower hereby waives diligence, presentment, protest and demand of every kind and (to the full extent permitted by law) the right to plead any statute of limitations as a defense to any demand or action hereunder or in connection with any security herefor, and hereby agrees that no failure on the part of Lender to exercise any power, right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof.

   10. In the event of any failure on the part of Borrower to make any payment when due, Borrower hereby agrees to pay, upon demand of Lender, in addition to principal and any other sums, if any, due and payable hereunder, court costs and reasonable attorneys' fees and other reasonable collection charges that Lender shall be entitled to recover from Borrower, whether suit be brought or not.

   11. Any notice to either party hereto may be given by delivering the same in writing to such party in person, or by sending the same by registered or certified mail, postage prepaid, to the following mailing addresses or to any other mailing addresses within the State of California of which the parties notify each other:

         Borrower:       Sean P. Lance
                         2580 Greenwich Street
                         San Francisco, California  94123

         Lender          Chiron Corporation
                         4560 Horton Street
                         Emeryville, California  94608
                         Attn:  Office of the General Counsel


   12. In the event that any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein or therein.

   13. Any failure of the Lender to exercise or enforce any right hereunder shall not constitute a waiver of such right. All rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights and remedies granted to the Lender pursuant to any other agreement, by statute, or by law.

   14. Borrower shall not assign, convey, transfer, delegate, subordinate or otherwise, mortgage, hypothecate or encumber, any of his interest, rights or obligations hereunder to any other party.

   15. This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

    16. This Note shall be construed and enforced in accordance with, and governed by, the laws of the State of California and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

    WITNESS the due execution hereof with the intent of being legally bound, effective as of the date first set forth above.


BORROWER:


/s/ SEAN P. LANCE                                 8 AUGUST 1998
--------------------------------                  ---------------------------
SEAN P. LANCE                                     Date

                                    SCHEDULE 1

                           Revised Repayment Schedule


----------------------------------------------------------------------------
BEGINNING          BEGINNING            PAYMENT DUE                 ENDING
  DATE             BALANCE             AMOUNT    DATE               BALANCE
----------------------------------------------------------------------------

06/21/98         1,000,000.00     (47,293.20)   06/22/99          952,706.80
06/22/99           952,706.80     (47,293.20)   06/22/00          905,413.60
06/22/00           905,413.60     (47,293.20)   06/22/01          858,120.40
06/22/01           858,120.40     (47,293.20)   06/22/02          810,827.20
06/22/02           810,827.20     (47,293.20)   06/22/03          763,534.00
06/22/03           763,534.00     (47,293.20)   06/22/04          716,240.80
06/22/04           716,240.80     (47,293.20)   06/22/05          668,947.60
06/22/05           668,947.60     (47,293.20)   06/22/06          621,654.40
06/22/06           621,654.40     (47,293.20)   06/22/07          574,361.20
06/22/07           574,361.20     (47,293.20)   06/22/08          527,068.00









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